SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                          June 18, 1997 (June 12, 1997)
                Date of Report (Date of earliest event reported)


                               DT INDUSTRIES, INC.
               (Exact name of registrant as specified in charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)


         0-23400                                         44-0537828
(Commission File Number)                    (I.R.S. Employer Identification No.)



             1949 East Sunshine, Suite 2-300, Springfield, MO 65804
                    (Address of principal executive offices)
                                   (Zip Code)


                                 (417) 890-0102
              (registrant's telephone number, including area code)


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Item 5.  Other Events.

On June 12, 1997, DT Industries, Inc. (the "Company") completed a $70 million offering of 1.4 million 7.16% convertible preferred securities (liquidation preference $50 per convertible preferred security). The proceeds of the offering were used by the Company to retire indebtedness. The offering was made through DT Capital Trust, a newly-formed Delaware business trust, to a limited number of institutional investors in a private transaction exempt from registration under the Securities Act of 1933, as amended. The securities sold represent undivided beneficial ownership interest in the Trust and are guaranteed by the Company subject to certain limitations. The Company owns all of the common securities of the Trust. The assets of the Trust consist solely of the Company's 7.16% Convertible Junior Subordinated Deferrable Interest Debentures Due 2012 which were acquired with the proceeds of the offering. The convertible preferred securities are convertible at the option of the holders thereof at any time into the common stock of DT at an effective conversion price of $38.75 per share and are redeemable at DT's option after June 1, 2000. In connection with the transaction, the Company entered into an amendment to its Second Amended and Restated Credit Facilities Agreement with its senior lenders.


Item 7.  Financial statements, pro forma financial information and exhibits

(a) Fourth Amendment to the Second Amended and Restated Credit Facilities Agreement, dated May 30, 1997, among The Boatmen's National Bank of St. Louis and the other lenders listed therein and DT Industries, Inc. and the other borrowers listed therein.

(b)      Press Release of the Company dated May 19, 1997.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          DT INDUSTRIES, INC.


Date:  June 18, 1997                 by   /s/  Bruce P. Erdel
                                          --------------------------------------
                                          Bruce P. Erdel
                                          Vice President - Finance and Secretary

                                  EXHIBIT INDEX

                                                             Page no. in
                                                             Sequential
Exhibit No.   Description                                    Numbering System
-----------   -----------                                    ----------------

   10          Fourth Amendment to the Second
               Amended and Restated Credit Facilities
               Agreement, dated May 30, 1997, among
               The Boatmen's National Bank of St. Louis and the other lenders listed therein and DT Industries, Inc. and the other borrowers listed therein

   99          Press Release of the Company
               dated June 13, 1997.